Exhibit 99.1

IDI Fluent
IDI to Acquire Fluent
Applying Next-Generation Data Analytics to Help Marketers Acquire their Best Customers at Scale
© 2015 IDI, Inc. All rights reserved.

Forward-Looking Statements and Non-GAAP Information
This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of IDI, Inc. (“IDI” or the “Company”) or the securities of any of IDI’s affiliates’ (as such term is defined under the U.S. Federal Securities Laws).
This presentation includes forward-looking statements regarding IDI and its business and prospects following completion of the proposed acquisition of Fluent. This forward-looking information is based on assumptions and expectations which, while considered reasonable by IDI and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. Such risks include, among others, the timing to consummate the proposed transaction; the ability to finance the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; ability to successfully integrate the businesses; risk that the transaction and its announcement could have an adverse effect on each company’s ability to retain customers and retain and hire key personnel; the risk that any potential synergies from the transaction may not be fully realized or may take longer to realize than expected, as well as the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2015 and the Company’s other filings with the Securities and Exchange Commission. IDI assumes no obligation to update the information in this presentation, except as otherwise required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G as Appendix A of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results.
© 2015 IDI, Inc. All rights reserved.

IDI

Company Overviews
IDI (NYSE MKT: IDI) An information solutions provider strategically positioned within the emerging data fusion market, delivering otherwise unattainable insight into the ever-expanding universe of consumer- and business-centric data. Through its proprietary linking technology, advanced systems architecture and massive data repository, IDI addresses the rapidly growing need for actionable intelligence to support the risk management industry, including the following primary use cases: Due diligence, Risk assessment, Fraud detection and prevention, Authentication and verification. Additionally, IDI’s cross-functional core systems and processes are designed to deliver products and solutions to the marketing industry and to enable the public and private sectors to layer our solutions over their unique data sets, providing otherwise unattainable insight.
Fluent An industry leader in people-based digital marketing and customer acquisition, serving over 500 leading consumer brands and direct marketers. Fluent’s proprietary audience data and robust ad-serving technology enables marketers to acquire their best customers, with precision, at a massive scale. Leveraging compelling content, 1st-party data, and real-time survey interaction with consumers, Fluent has helped marketers acquire millions of new customers since its inception.
IDI
IDI technology and experience is expected to rapidly advance Fluent to its next logical stage of evolution – big data analytics to support consumer profiling, segmenting, and targeting – at massive scale.
© 2015 IDI, Inc. All rights reserved.

IDI

Deep and Experienced Leadership Teams
Major Shareholder & Vice-Chairman of the Board (post-closing): Phillip Frost, M.D.
Dr. Frost has been the CEO and Chairman of OPKO Health (NYSE: OPK) since March 2007. He served as Chairman of the Board of Teva Pharmaceuticals (NYSE: TEVA) from March 2010 to December 2014, and previously served as Vice Chairman from January 2006, when Teva acquired IVAX Corporation. Dr. Frost had served as Chairman of the Board of Directors and Chief Executive Officer of IVAX since 1987. He was named Chairman of the Board of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS) in July 2006.
IDI Founder and Executive Chairman: Michael Brauser
An investor and operator in the data fusion market since its infancy, Brauser has built marketing leading companies with revenue totaling over $2 billion. Additionally, Brauser has founded and led several successful digital marketing companies.
IDI
IDI Co-Chief Executive Officer: Derek Dubner
For 15 years, Dubner worked closely with the late Hank Asher, the creator of market leaders Seisint and TLO and often referred to as
“the father of data fusion”. Most recently, Dubner served as general counsel of TLO from inception through the sale of substantially all of the assets to TransUnion in December 2013. Prior roles include vice president and associate group counsel at Equifax, general counsel and chief compliance officer at Naviant (acquired by Equifax) and corporate counsel at Seisint (acquired by Reed Elsevier’s LexisNexis).
IDI President and Chief Operating Officer: James Reilly
Reilly has served in an executive management capacity within the data fusion industry for the last six years, with over 15 years of executive experience in data markets. Most recently, Reilly served as an executive with TLO and was responsible for building revenue from start-up to sale. Additionally, Reilly was responsible for all customer facing departments, the company’s strategic initiatives, and relationship management of key strategic partners and distributors.
IDI Chief Science Officer: Ole Poulsen
Poulsen was the primary systems architect of leading data fusion products Accurint (now a LexisNexis offering) and TLOxp (now a
TransUnion offering). The preeminent expert in this field, Poulsen’s experience, expertise and proven technology leadership enables rapid expansion and an advanced delivery platform.
Fluent
Ryan Schulke – CEO & Co-Founder
Prior to founding Fluent, Schulke headed up Product and Distribution at Clash Media and played an instrumental role in growing its US business. Earlier, he held positions at MediaWhiz Holdings, and
Innovation Ads.
Matt Conlin – President & Co-Founder
Prior to founding Fluent, Conlin launched the US division of Clash Media, where he grew and developed a team of more than 30 employees across
2 offices and built a multi-million dollar business.
Sean Cullen – EVP, Product & Technology
Spearheads the development of Fluent’s visionary product and technology roadmap, and oversees the execution through the management of the engineering, design, project management, and performance teams. Before Fluent, Cullen worked at Clash Media.
Matt Koncz – EVP, Media & Distribution
Responsible for managing Fluent’s proprietary and third-party distribution network. His primary functions are to set and attain volume, spend, and margin targets, and new media discovery efforts. Formerly with Clash Media and Plattform Advertising, where he helped build out their media buying and business development teams.
© 2015 IDI, Inc. All rights reserved.

IDI

Meet your Potential New Customer - Who is she?
What motivates her to buy?
Where does she shop?
Where is she from?
What are her favorite brands?
© 2015 IDI, Inc. All rights reserved.

IDI

Meet Jane.
With Fluent, brands connect with real people, at a massive scale…
Sign up to get special savings in your inbox
NAME Jane Lewis
EMAIL jane@gmail.com
ADDRESS 123 Broadway
CITY New York
STATE NY
ZIP 10001
PHONE 212 111 2222
I agree to grant permission to send messages.
I understand I may unsubscribe at any time.
…and build robust profiles by leveraging customizable real-time surveys
Age
Household Income
Children in home?
Behavioral drivers
Favorite brands
Monthly grocery spend
© 2015 IDI, Inc. All rights reserved.
IDI

Ultimately, receiving deep and relevant insights into each individual shopper
JANE LEWIS
39 years old
$75,000 HHI
2 children in home
$300 per month groceries
iOS user
Shops at ShopRite
White Plains, NY
Health conscious purchaser
jane@gmail.com
IDI + Fluent SYNERGY
IDI
IDI’s big data analytics are expected to enable Fluent to glean greater insight on consumers by leveraging a massive repository of public and proprietary data.
© 2015 IDI, Inc. All rights reserved.

IDI

Email has become the digital currency for omni-channel marketing
The Fluent platform gives brands touchpoints into every marketing channel…
© 2015 IDI, Inc. All rights reserved.

IDI

Fluent does this at scale for the world’s smartest marketers
Just a few examples of the over 500 brands served by Fluent:
WESTERN UNION
HEARST
about.com
TimeInc.
SMART BALANCE®
CHeapflightsTM
.com
SHOE CARNIVAL
© 2015 IDI, Inc. All rights reserved.

IDI

Fluent Delivers Scalable, ROI-Positive Digital Marketing Solutions Through Data and Technology-Driven Audience Targeting
Leading Advertisers Across Multiple Industry Verticals
CPG Retail Health Finance Auto Fluent
Custom Audience Targeting
Customer Conversion
Deep Audience Insights
Customer Retention
Premier Publisher Inventory Across All Channels
Mobile*
Display
Social
Email
Offline / Partner
* Mobile accounts for 70% of users
Solutions Powered By Proprietary Technology and Data
Proprietary Ad Serving Technology
OR
Example Survey Question
Promotional Offer #1
Promotional Offer #2
Massive Data Warehouse
1st Party Data on 100MM+ Consumers
1.2BN Survey Responses in 2014
450k Gross Daily Signups
© 2015 IDI, Inc. All rights reserved.

IDI

Valuable Data Assets and Effective Targeting on a Mass Scale
Big Data
Ethnography
Behavioral
Demographic
Meta
Owned First-Party Data
100MM+ Records
22MM visit 5x or more
Precise Audience Targeting
Proprietary targeting algorithms and dynamic survey module match consumers with the most relevant advertisers, content, and media across all devices
Data not only powers targeting, but is also used to develop look-alike profiles based on the highest converting customers
The combination is best-in-class audience targeting at scale and market-leading conversion rates and ROI
IDI + Fluent SYNERGY
IDI
Experts on big data storage, linking, and processing, IDI is expected to enable Fluent to massively scale data assets, as well as link disparate datasets to better leverage third party data and build more complete consumer profiles and stronger targeting, resulting in significantly increased monetization of data.
© 2015 IDI, Inc. All rights reserved.

IDI

Audience Targeting Product Flow
Reengagement via new offers, content, & third-party
Paid Media & Distribution Outlets
Social
Email
Mobile
Display
Offline
Partners
Promotions
Loyalty
Rewards
Samples
Other Promotions
Dynamic Survey
Targeted / Prequalified Offer Path
CPA
CPL
CPI
Thank you Page
CPC
CPA
Audience Pool Creation
Fluent’s Data Warehouse
Traditional Data Products
Targeted customers delivered to advertisers
© 2015 IDI, Inc. All rights reserved.

IDI

Large Market Opportunity

- Fluent operates in the massive, $49.5BN US marketplace (2014) for digital advertising
- Within that, performance-based marketing represents a $32.4BN marketplace



Total U.S. Digital Ad Spend in 2014: $49.5BN
By Ad Format
Classifieds and Directories 6%
Lead Generation 4%
Search 38%
Mobile 25%
Display 27%
By Pricing Model
Hybrid 1%
Impression-based 33%
Performance-based 66%

Robust Growth in Digital Ad Spending



U.S. Digital Advertising Revenue by Media Type
CAGR = 16%
$49.5
$5.0
$7.0
$8.1
$4.4
$24.9
$57.7
$5.0
$9.6
$8.5
$6.4
$28.1
$66.3
$4.6
$11.9
$9.0
$9.1
$31.6
2014
2015
2016
Search
Online Video
Display
Social
Other

- Total U.S. digital advertising spend is expected to grow at 16% CAGR from 2014 to 2016, reaching 66.3BN.
- Spend on mobile advertising is expected to grow at a 48% CAGR from $12.5BN in 2014 to $27.3BN in 2016
- Search marketing is expected to remain the largest component overall
- According to Ad Age, digital marketing is expected to overtake television advertising in 2016
- According to Forrester's U.S. digital marketing forecast, consumer goods and automotive companies are expected to increase search budgets by more than 15% annually over the next five years.

Sources: IAB Internet Advertising Revenue Report 4/15; MAGNA GLOBAL, Forecasts Global Advertising Report 6/15

© 2015 IDI, Inc. All rights reserved.

13

Fluent Solves Marketers' Top Challenge…

Q. What are the top marketing challenges your organization faces? Please select three factors.


Acquiring New Customers
42%
Retaining existing customers and improving loyalty and satisfaction
36%
Understanding social media and using social channels effectively
34%
Creating consistent, relevant, and positive customer experiences across channels
34%
Managing, collecting, and making use of internal and external data
29%
Creating an authentic brand and culture
27%
Measuring ROI
21%
Protecting customer data
21%
Growing channel and device choices
20%
Integrating different marketing channels
14%

Source: IBM, "The State of Marketing 2013" survey, n=512 marketing executives

© 2015 IDI, Inc. All rights reserved.

14

… by Solving the Three Main Reasons Behind it
COST EXPERTISE LANDSCAPE
© 2015 IDI, Inc. All rights reserved. 15 IDI

Competitive Advantages
Fluent Competitors
Targeting Specifically targeted based on consumer behavior and declared first party data Based on contextual relevance of publisher & past publisher performance
Data First-party data warehouse with over 100MM+ owned records; 450K new registrants per day; 22MM consumers visit 5x or more Limited to unowned third-party data
Mobile 70% of traffic comes from mobile
Platforms are not mobile-first
Optimization
Based on individual consumer performance and look-alike modeling
Based on publisher source-level performance
Digital Media Majority of ads served on owned and operated media, enabling massive scale and significant quality control Rely on 3rd party media, reducing quality and volume
Content Designed to elicit commercial response Designed to entertain
Marketing Services Has worked on any and all performance ad models Exclusively offer either CPA, CPL, CPI, CPC, or CPS
© 2015 IDI, Inc. All rights reserved. 16 IDI

Platform and Technology Highlights

Proprietary Technology

Platform enables Fluent to control the entire data collection and ad-serving process for the consumers that visit Fluent's products

- **Ad Server** – displays "Ad Pages" and determines whether a user is a returning user in order to avoid serving duplicate advertisements.
- **Mobile-First Architecture** – 70% of consumers browse Fluent's products using mobile devices. The entire consumer experience is created first for mobile and optimized in regards to creative.
- **Real-time Adjustment –** platform enables Fluent to target, suppress, and adjust ad serving logic in real-time based on a consumer's device, survey responses, age, gender, geo-location, the date, the time, and how he/she engages with advertisements.
- **Question Selector** - determines which survey pages to display and the order using the meta data, registration data, traffic source and product, etc.
- **Offer Matching Module** – filters and matches a valid survey to specific offers.
- **Retargeting Pixel Module** – places one or more cookies on the user's browser.

Fluent's 3rd-Party Software and Integrations

Record Delivery	Validation	Retargeting
Experian, Silverpop (An IBM Company), Oracle Marketing Cloud, Sailthru …and more	Credit bureau and other verification/validation entities	Major search engine, social media and digital marketing platforms

© 2015 IDI, Inc. All rights reserved.

17 IDI

Product Overview
Fluent’s proprietary audience targeting products include the following categories:
— Proprietary:
Owned Media (O2)
Loyalty & Rewards
Samples
Other Promotions
Integrated Ad Products
AdFlow
Search Select
Data Products
— Third-Party:
Affluent Affiliate Network
Samples&Savings
Cheapflights
.com
Travel deals from the experts
First Name:
Email:
Last Name:
Zip Code:
lifescriptadvantage
QUAKER
SHOUT
Splenda
Samples&Savings
WESTERN UNION
WU
NO MATTER WHERE YOU ARE
Get 50% OFF your next qualifying money transfer or bill payment fee*
Please complete the form below
First Name
Last Name
Email
Zip Code
Submit
FREE SAMPLES!
1 2 SUBMIT
IDI + Fluent SYNERGY
IDI By leveraging IDI public data sets and technology, we expect that Fluent will be able to more quickly introduce additional robust product offerings to clients, including real-time triggers prompting marketing calls-to-action.
© 2015 IDI, Inc. All rights reserved. 18 IDI

Products Underpinned by Robust Mobile Technology and Strong Mobile Industry Tailwinds

Fluent's Mobile Advantage

- **Fluent makes mobile advertising ROI-positive for marketers and a positive experience for consumers**
- **Precision Targeting**
  - As a "people-based marketing platform", ads are targeted to logged-in consumers based on their confirmed and validated identities, not their cookies and pixels
- **Pay-For-Performance**
  - Fluent's pricing model emphasizes performance – only getting paid when consumers respond to Fluent's advertisements – creating favorable positioning to other competitors
- **Massive Scale**
  - Fluent generates results which drive significant sales volume for advertisers
- **No Accidental Clicks or Bots**
  - Fluent's ad units and real-time survey technology ensure that consumers only receive advertisements which interest them


Samples&Savings
NO MATTER WHERE YOU ARE
Get 50% OFF your next qualifying money transfer or bill payment fee*
Please complete the form below
First Name
Last Name
Email
Zip Code
Submit

Mobile Marketing is Increasingly Important for CPG/Retail Brands

- **Mobile advertisements are enhancing CPG/Retail sales and brand awareness throughout the consumer's path to purchase**
  - 86% of consumers use their mobile device to prepare for grocery shopping[1]
  - 81% of consumers first look for goods on their mobile device before visiting a retail store[1]
  - 70% of consumers said they ended up purchasing and trying out a new product as a direct result of seeing a mobile ad[1]
  - 68% of consumers use their mobile device to discover a CPG brand or product prior to shopping[1]
- **Mobile technology makes it easier to capture, measure, and analyze consumer shopping behavior**
  - Leveraging mobile data, CPG/Retail brands can target consumers with much greater precision, thereby ensuring greater marketing ROI

(1) NinthDecimal *Mobile Audience Insights Report*

© 2015 IDI, Inc. All rights reserved.
19

Case Study: Western Union
Fluent’s precise targeting and unique ability to pre-qualify consumers before serving ads to them enabled us to better engage with our most valuable customers at scale.
WESTERN UNION WU Bjorn Leivgold
Director of CRM, Loyalty & Payments Marketing
BACKGROUND
Western Union—one of the largest money-transfer companies in the world—needed to raise awareness of its service offerings.
Wanted to grow its list of email subscribers for their CRM programs.
Prior to working with Fluent, engagement amongst new customers acquired with third party vendors was low.
CAMPAIGN
Fluent delivered targeted content via display ads to consumers who explicitly stated that they had utilized money transfer services in the past.
Fluent’s lookalike modeling and optimization technology was applied to ramp up volume by identifying and targeting consumers that most resembled their best customers and were most likely to utilize US services.
RESULTS
8X improvement in open rates and engagement compared to previous efforts.
Ongoing growth of 15X in these key metrics within the 4-month campaign trial.
Western Union is now expanding its program and including additional advertising effort for their US outbound to Central and South American business.
© 2015 IDI, Inc. All rights reserved.
20 IDI

Case Study: Shoe Carnival
Typically, consumer engagement with email prospecting is lower than with retention-based mailings, but we didn’t see that with Fluent. Engagement has been just as high, and in some cases, even higher, than with our standard campaigns.
SHOE CARNiVAL Michael Nuss eCommerce Marketing Manager
BACKGROUND
Shoe Carnival wanted to rapidly grow enrollment in its loyalty program, as well as increase the size of its email subscriber list.
They saw great results with POS in-store signups, and wanted to extend that reach online.
The goal was to accelerate growth beyond the walls of its own website, without sacrificing strong organic user engagement metrics.
CAMPAIGN
Fluent ran performance-based online and mobile ads to promote enrollment in the loyalty program.
Leveraging the Fluent platform’s ability to ingest existing “most valuable customer” data, Shoe Carnival was able to target lookalikes of its best customers for acquisition.
Fluent optimized the acquisition campaign in perpetuity based on ongoing performance analytics.
RESULTS
Shoe Carnival rapidly grew its loyalty program membership and email database without sacrificing revenue per subscriber.
Click-to-Open rates on welcome messages for Fluent-generated sign-ups were 13% higher than website sign-ups.
Bounce rates were negligible (and also lower than website sign-ups).
© 2015 IDI, Inc. All rights reserved. 21 IDI

Trusted Marketing Partner
The strength of Fluent’s platform is demonstrated by its position as a trusted partner to leading marketing solutions providers, including:
– IBM
– Oracle
– Salesforce
– Experian
Frequently, Fluent is the recommended solution when clients need to target and acquire new customers at massive scale
Fluent is often invited to speak at conferences hosted by its marketing partners in order to better illustrate the power of its marketing platform
Selected Marketing Partners
ORACLE
MARKETING CLOUD
EXPERIANTM
SAILTHRU
SILVERPOP
An IBM Company
…and more
© 2015 IDI, Inc. All rights reserved. 22 IDI

Fluent Revenue by Advertiser Metrics
Average Revenue per Top 10 Client ($000s)
165% Growth
$2,108.5
$3,154.6
$5,592.0
2013
2014
LTM (Jun-15)
Average Monthly LTV – Top 100 Clients(1) (Duration)
’12 – ’14 CAGR = 44%
10.7
20.6
22.1
2012
2013
2014
Ad Revenue by Vertical(2)
Media & Ent. 10%
Retail & CPG 16%
Financial Services 19%
Diversified Customer Acquisition 21%
Health & Wellness 24%
Other 10%
Fluent has seen robust growth in its Retail & CPG vertical, with Y-o-Y growth of nearly 55% compared to 1H 2014
Ad Revenue by Relationship Type (3)
Other 3%
Channel 39%
Direct 23%
Search 35%
(1) Based on top of 100 advertisers ranked by FY2014 with annual spend of >$60K
(2) Based on Hosted & Drive-To-Site Revenue by Vertical, 1H 2015
(3) Other is comprised of Search / Channel and Uncategorized, 2Q 2015
© 2015 IDI, Inc. All rights reserved. 23 IDI

Exceptional Financial Performance
Revenue Growth ($MM)
Revenue Growth = 179%
CAGR = 29%
$45.3
$52.6
$68.0
$126.2
EBITDA Generation ($MM) and Margin (%)
EBITDA Growth = 310%
CAGR = 42%
$4.9
$7.2
$7.0
$20.1
2012A
2013A
2014A
LTM (Sep ‘15)
2012A
2013A
2014A
LTM (Sep ‘15)
Trailing Twelve Months (“TTM”) Revenue and EBITDA, as of Sept. 2015, of $126.2 million and $20.1 million, representing growth of 86 percent and 187 percent, respectively, compared to FY 2014
Growth driven by increased yield and scaled media buys with multiple partners and platforms
– Future growth driven by increasing percentage of media spend allocated to high growth potential platforms (Google, Facebook, Millennial, etc.)
29% Revenue CAGR to date
EBITDA margin of 16%; Low CapEx
EBITDA to Free Cash Flow conversion of 98% (TTM EBITDA less CapEx as of Sept. 2015)
(1) 2015 financials include actuals through September 30, 2015. 24 IDI

Growth Opportunities
Opportunity
Description
Product: Data Products
Monetize Fluent’s proprietary data asset outside of its network by delivering ad targeting and consumer insights solutions (e.g., development of custom audiences for targeting in specific verticals such as CPG and retail)
Product: Market Research
Monetize Fluent’s proprietary survey module by gathering consumer insights for B2C brands and marketing service providers. Surveys can be utilized for internal product strategy development as well as for external thought leadership (white papers, etc.)
Product: CRM (paid)
Accelerate build out of Fluent’s competency in leveraging paid media to retarget its users and drive greater CLV (e.g., Google, Facebook, Search, Display, Mobile, Programmatic, etc.)
Product: CRM (owned)
Develop robust strategy and products designed to retarget Fluent’s users and drive greater CLV leveraging owned, higher-margin channels – email, push, SMS, call center
Further Development of Retargeting Products
Develop a more comprehensive segmentation of consumers in order to create ongoing, omni-channel marketing strategies
10-20% of Fluent’s current audience can be addressed with these strategies, dramatically growing the annual revenue generated on these consumers
Sales Team and Geographic Expansion
A built out sales capability will enable Fluent to work with more direct advertisers, target specific industry verticals, such as CPG, realize margin upside, and ultimately expand beyond the U.S.
Acquisitions of Smaller Competitors and Niche Players
Fluent has identified a number of potential bolt-on acquisitions that could further augment its media and marketing strategy
© 2015 IDI, Inc. All rights reserved. 25 IDI

IDI Risk / Data Analytics Management Business - Summary

IDI

Risk Management

Needs: Faced with business, legislative and regulatory compliance, businesses must rely on service providers to help identify, assess and prioritize risks.

Solution: IDI provides actionable intelligence, enabling businesses to obtain information on consumers, businesses and assets; facilitate the location of individuals and identity verification; and support criminal, legal, financial, insurance and corporate investigations and due diligence.

01 Established core market – IDI is strongly positioned within the rapidly growing, multi-billion dollar data fusion industry

02 Proprietary Systems – Next-generation technology to support the increasing needs of multiple industries

03 Proven Management – Experienced executives with proven success building the leading data fusion providers

04 Strong Foundation – Established information technology business to expedite growth

05 Increasing Margins – Fixed COGS model, generating increasing margins as IDI scales and matures

Market

- Big Data Analytics Market predicted to reach $125 billion worldwide in 2015.
- Fraud Analytics Market alone expected to grow from $8.87 billion (2014) to $20.49 billion by 2019

Risk Product Example

Real time queries and reports on people, assets, businesses, and interrelationships


idiCORE
Comprehensive Report

Core Business Vertical Focus

- Banking & Financial Services
- Law Enforcement & Government
- Insurance & Healthcare
- Retail / Corporate Risk
- Attorneys / Law Firms
- Collections
- Background Screening & Investigative

Sources: IDC *IDC Predictions 2015*; MarketsandMarkets *Fraud Detection and Prevention Market 7/25*

© 2015 IDI, Inc. All rights reserved.

26

Acquisition Synergies
Big Data Fusion & Analytics
IDI’s core competency is big data fusion and data analytics. There exists significant opportunity to overlay IDI technology, using machine learning to analyze, identify and segment advertisers’ customer data for modeling against Fluent’s massive consumer database.
Cloud-based Infrastructure
IDI’s secure cloud-based infrastructure is designed for the storage and rapid processing of massive datasets within an ultra-secure environment. By utilizing such an environment, Fluent is expected to have the ability to scale data assets far beyond current capabilities.
Greater Consumer Insight - Marketing
Insight from IDI’s substantial repository of public and proprietary records is expected to enable Fluent to build more robust consumer profiles, which would result in a significant increase in monetization opportunity per record.
Greater Subject Insight - Risk
IDI’s risk management platform for due diligence, risk assessment, fraud detection and prevention, and authentication and verification is expected to be able to glean greater insight on subjects from a risk perspective by integrating aspects of Fluent’s unique, first-party consumer profiles.
Additional Product Opportunities
The marriage of IDI technology creates opportunity for Fluent to deploy additional data access channels and marketing products to its customers. Examples: Utilization of IDI’s technology platform to deliver real-time data analytics to advertisers via an online interface; real-time triggers prompting marketing calls-to-action.
© 2015 IDI, Inc. All rights reserved. 27 IDI

Key Investment Highlights

	IDI	Fluent
TECHNOLOGY	Next-generation data fusion and analytics platform	Robust, proprietary audience targeting technology
Experienced Management with Record of Success	Founders and management responsible for building market leading data fusion companies	Deep experience in performance marketing, technology, thought leadership
Large and Growing Market Opportunity	Multi-billion dollar market with high double-digit margins at scale	~ $49.5 billion US digital advertising market; 12% average annual growth
Massive Addressable Markets	Risk analytics applicable to dozens of industries and almost every business transaction in the US	Vertical-agnostic - solutions applicable across numerous industry verticals
Exceptional Financial Profile	Fixed-cost, high margin business model	Rapid YOY revenue growth with increasing margins
Data and Data Processing	Big data analytics and processing, creating actionable intelligence from disparate data	Massive first-party data asset – 100MM+ consumer records fully owned by Fluent
Ahead of the Trends	Technology built on modern day computer science methods, including machine learning	Engineered for Mobile – 70% of traffic is mobile, with millions of mobile visitors daily

© 2015 IDI, Inc. All rights reserved.
28

IDI Fluent
APPENDIX
A: Regulation G Disclosure (EBITDA Reconciliation)
B: Merger Consideration
C: Summary Cap Table
© 2015 IDI, Inc. All rights reserved.

Appendix A: Regulation G Disclosure
Fluent Net Income to EBITDA Reconciliation
The reconciliation of EBITDA to net income is as follows (in thousands):
2012 2013 2014 LTM Sep ‘15
Net income $4,071 $3,710 $1,695 $9,698
Add back:
Interest (income) expense, net (25) (15) (3) 6
Income tax expense 419 312 191 1,038
Captive insurance premiums* - 23 2,291 3,112
Depreciation and amortization expense 177 293 298 219
Stock-based compensation amortization expense - 347 - -
Discretionary bonuses paid to owners* 289 2,256 2,463 5,978
Gain/Loss on disposal of assets - 91 34 -
Write-off of Goodwill - 157 - -
EBITDA $4,931 $7,174 $6,969 $20,051
* Reflects items not expected to recur post-closing.
A-1 IDI

Appendix B: Merger Consideration
Merger Consideration
Deposit
Non-refundable deposit in the amount of $10.0 million cash
300,000 shares of the Company’s Series B Non-Voting
Equity Consideration
Convertible Preferred Stock, convertible into 15,000,000 shares of the Company’s common stock (“Conversion Shares”) (1) (2)
Cash Consideration
$100.0 million in cash, including the Deposit (3)
(1) “Conversion Shares” means the greater of (i) 300,000 shares of Series B Preferred Stock, which shall be convertible, subject to the provisions of the Series B Preferred Certificate of Designation, into 15,000,000 shares of Parent Common Stock, or (ii) if the Closing Price is less than $6.67 per share, a number of shares of Series B Preferred Stock which shall be convertible, subject to the provisions of the Series B Certificate of Designation, into shares of Parent Common Stock having an aggregate value (based on the Closing Price) equal to $100,000,000.
(2) At the Effective Time of the merger, the Company expects to deliver a written consent of Company stockholders representing a majority in voting interest of Common Stock, in accordance with the Company’s governing documents and the General Corporation Law of the State of Delaware approving the issuance of the Conversion Shares. The Series B Preferred will automatically convert into the Conversion Shares on the date that is the twenty first (21st) day following the mailing of an information statement to the Company’s stockholders disclosing the Company’s stockholder approval of the issuance of the Conversion Shares.
(3) IDI expects to finance the remaining acquisition consideration using debt and equity.
© 2015 IDI, Inc. All rights reserved.
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IDI

Appendix C: Summary Cap Table
as of November 30, 2015
Pre-Merger (1)(2)(3)(4)
Share Class Outstanding Subject to Vesting Subject to Earn-out Outstanding
(5) Preferred A 4,965,302 - 1,800,220 6,765,522 23%
Common 15,603,286 - 900,108 16,503,394 57%
(6) Common Options - 482,000 - 482,000 2%
(6) Common RSU’s - 4,501,500 - 4,501,500 16%
Common Warrants - 640,205 - 640,205 2%
Total 20,568,588 5,623,705 2,700,328 28,392,621 100%
(1) Excludes issuance of 300,000 Preferred B shares (convertible into 15,000,000 common shares) to be issued to the sharesholders of Fluent at closing.
(2) Excludes acquisition financings arranged to date for $50 million in gross proceeds from the issuance of 149,925 Preferred B shares (convertible into 7,496,250 common shares) and warrants to purchase 749,625 common shares. IDI expects to financing the remaining acquisition consideration using debt and equity.
(3) Excludes granting of 9,765,000 Restricted Stock Units (Common RSU’s) to IDI employees and directors, subject to shareholder approval at the next Annual Shareholder Meeting.
(4) IDI expects to issue up to 7,000,000 equity awards to current and future Fluent employees post-closing.
(5) All Preferred A shares convert to Common on a 1:1 basis.
(6) Subject to vesting periods of 1-5 years
© 2015 IDI, Inc. All rights reserved.
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IDI